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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 5, 2000


WMC SECURED ASSETS CORP. (as company under the Pooling and Servicing Agreement, dated as of April 1, 2000, providing for the issuance of Mortgage Pass-Through Certificates, Series 2000- A)


                            WMC Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)


        Delaware                      333-59687                95-4683489
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

6320 Canoga Avenue
Woodland Hills, California                              91367
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(Address of Principal                                (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (818) 592-2610
                                                   ----- --------


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Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.
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         (a)      Financial Statements.

                  Not Applicable.

         (b)      PRO FORMA Financial Information.

                  Not Applicable.

         (c)      Exhibits


                    Item 601(a) of
                    Regulation S-K
Exhibit No.         Exhibit No.               Description
-----------         -----------               -----------

   5.1                   5              Opinion of Counsel of Thacher Proffitt &
                                               Wood


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 5, 2000

                                        WMC SECURED ASSETS CORP

                                        By:   /s/ David B. Trzcinski
                                           ---------------------------
                                        Name:     David B. Trzcinski
                                        Title:    Executive Vice President






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                                  EXHIBIT INDEX


Exhibit No.      Description                                            Page
-----------      -----------                                            ----
5.1              Opinion of Counsel of Thacher Proffitt & Wood           5